SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 3, 2017

Date of Report (Date of Earliest Event Reported)

Total System Services, Inc.

www.tsys.com

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One TSYS Way, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 644-6081

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2). Emerging growth company. □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01      Other Events.

Total System Services, Inc. (the “Company”) is filing this Current Report on Form 8-K to recast certain previously reported amounts to conform with the segment reporting changes made in the first quarter of 2017, with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”), as well as Exhibit 13.1 to the 2016 Form 10-K, which is incorporated by reference into the 2016 Form 10-K.

As disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2017, in the first quarter of 2017, the Company combined the North America Services and International Services segments for purposes of segment reporting into the new Issuer Solutions segment, since they provide similar services to similar customers and to reflect the manner in which decisions on allocation of resources are made. As a result, beginning in 2017 the Company reports its financial performance based on three operating segments—Issuer Solutions, Merchant Solutions and Netspend.

As required by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 280, Segment Reporting, if a registrant changes its reportable segments, the corresponding information for earlier periods shall be recast to match the new segment presentation unless it is impracticable to do so. In addition, the rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant a changes its segment reporting, a new registration statement  that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration statement to reflect the segment reporting changes. Accordingly, the Company is filing this Form 8-K to recast its consolidated financial statements for each of the three years in the period ended December 31, 2016, to reflect the changes in segment reporting as described above. The recast information of Items contained in or incorporated by reference into the 2016 Form 10-K is presented in Exhibit 99.1 to this Form 8-K.

This Form 8-K does not reflect events occurring after the Company filed the 2016 Form 10-K and does not update the disclosures therein or in Exhibit 13.1, other than to illustrate the changes to the Company’s segment reporting as described above. For developments subsequent to the filing of the 2016 Form 10-K, refer to the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017.

Item 9.01      Financial Statements and Exhibits.

(d)                     Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Updates, where applicable, to (1) Part I, Item 1. Business from the 2016 Form 10-K, (2) Part I, Item 2. Properties from the 2016 Form 10-K and (3) Exhibit 13.1
101	Interactive Data File

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.
(“Registrant”)

Dated: November 3, 2017	By:	/s/ Kathleen Moates
Kathleen Moates
Senior Deputy General Counsel

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